LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

COLLECTION PERIOD:                                DECEMBER 1-31, 2005            PAYMENT DATE:     JAN 17 2006
DETERMINATION DATE:                               JAN 09 2006                    REPORT BRANCH:    2051
------------------------------------------------------------------------------------------------------------------------------------

 INITIAL DEAL                                              TOTAL        CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------

Class Percentages                                             100.00%         13.43%          38.00%          28.57%         20.00%
Initial Pool Balance                                   303,017,069.52  40,690,863.62  115,146,486.42   86,576,305.58  60,603,413.90
Prefunding                                              46,982,930.48   6,309,136.38   17,853,513.58   13,423,694.42   9,396,586.10
Total Balance                                          350,000,000.00  47,000,000.00  133,000,000.00  100,000,000.00  70,000,000.00
Note Balance Total                                     350,000,000.00  47,000,000.00  133,000,000.00  100,000,000.00  70,000,000.00
Number of Contracts                                            16,520
Class Pass Through Rates                                                      3.346%           3.82%           4.08%          4.25%
Servicing Fee Rate                                           1.75000%
Indenture Trustee Fee                                        0.00300%
Custodian Fee                                                0.02000%
Backup Servicer Fee                                          0.02000%
Insurance Premium Fee                                        0.20000%
Demand Note Rate                                             5.25000%

Initial Weighted Average APR                                11.23900%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                                 0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio          11.23900%
Initial Weighted Average Remaining Term                         64.00
Initial Weighted Average Original Term                          68.00
------------------------------------------------------------------------------------------------------------------------------------
 CURRENT MONTH CERTIFICATE
     BALANCES                                              TOTAL        CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Prior Month Pool Balance                               284,329,434.09           0.00  114,329,434.08  100,000,000.00  70,000,000.00
Prefunding Pool Balance                                          0.00           0.00            0.00            0.00           0.00
Total Pool Balance                                     284,329,434.09           0.00  114,329,434.08  100,000,000.00  70,000,000.00
Total Note Balance                                     276,887,807.73           0.00  106,887,807.73  100,000,000.00  70,000,000.00

EOP:
Number of Current Month Closed Contracts                          450
Number of Reopened Loans                                         0.00
Number of Contracts - EOP                                      15,923
Pool Balance  -  EOP                                   273,253,350.90           0.00  103,253,350.89  100,000,000.00  70,000,000.00
Prefunding Pool Balance                                          0.00           0.00            0.00            0.00           0.00
Total Pool Balance  -  EOP                             273,253,350.90           0.00  103,253,350.89  100,000,000.00  70,000,000.00
Total Note Balance - EOP                               265,184,609.67           0.00   95,184,609.67  100,000,000.00  70,000,000.00

Class Collateral Pool Factors                              0.75767031     0.00000000      0.71567376      1.00000000     1.00000000

Weighted Average APR of Remaining Portfolio                 11.29253%
Weighted Average Monthly Dealer
      Participation Fee Rate                                 0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio           11.29253%
Weighted Average Remaining Term                                 59.36
Weighted Average Original Term                                  68.57

                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

--------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTION AMOUNT                                                                                        CONTRACTS
--------------------------------------------------------------------------------------------------------------------------------

     Monthly Payments:                      Principal                                                4,637,711.92
                                            Interest                                                 2,593,783.62
     Early Payoffs:                         Principal Collected                                      5,258,106.79
                                            Early Payoff Excess Servicing Compensation                     298.55
                                            Early Payoff Principal Net of Rule of 78s Adj.           5,257,808.24      371
                                            Interest                                                    59,772.76
     Liquidated Receivable:                 Principal Collected                                         52,720.91
                                            Liquidated Receivable Excess Servicing Compensation              0.00
                                            Liquidated Receivable Principal Net of Rule of 78s Adj.     52,720.91       75
                                            Interest                                                       380.24
     Purchase Amount:                       Principal                                                   97,968.28        4
                                            Interest                                                     2,915.93
                                                          Total Principal                           10,046,209.35
                                                          Total Interest                             2,656,852.55
                                                          Total Principal and Interest              12,703,061.90
     Recoveries                                                                                        400,559.46
     Excess Servicing Compensation                                                                         298.55
     Late Fees & Miscellaneous Fees                                                                     64,148.42
     Collection Account Customer Cash                                                               13,168,068.33
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                               35,340.55
     Prefunding Account Investment Income                                                                    0.00
     Mandatory Special Redemption                                                                            0.00
     Available Funds                                                                                13,203,408.88

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    DISTRIBUTION  SHORTFALL / DRAW
 DISTRIBUTION                                                                                          AMOUNT     DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    13,203,408.88
Monthly Dealer Participation Fee                                                             0.00   13,203,408.88       0.00
Prior Unpaid Dealer Participation Fee                                                        0.00   13,203,408.88
Servicing Fees:                             Current Month Servicing Fee                414,647.09
                                            Prior Period Unpaid Servicing Fee                0.00
                                            Late Fees & Miscellaneous Fees              64,148.42
                                            Excess Servicing Compensation                  298.55
                                                          Total Servicing Fees:        479,094.06   12,724,314.82       0.00
Indenture Trustee Fee                                                                      692.22   12,723,622.60       0.00
Custodian Fee                                                                            4,738.82   12,718,883.78       0.00
Backup Servicer Fee                                                                      4,738.82   12,714,144.96       0.00
Prior Unpaid Indenture Trustee Fee                                                           0.00   12,714,144.96       0.00
Prior Unpaid Custodian Fee                                                                   0.00   12,714,144.96       0.00
Prior Unpaid Backup Servicer Fee                                                             0.00   12,714,144.96       0.00

                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DISTRIBUTION    SHORTFALL / DRAW
 DISTRIBUTION CONTINUED                                                                             AMOUNT       DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------

Class A-1 Note Interest:                    Current Month                           0.00         12,714,144.96          0.00
                                            Prior Carryover Shortfall               0.00         12,714,144.96
Class A-2 Note Interest:                    Current Month                     340,259.52         12,373,885.44          0.00
                                            Prior Carryover Shortfall               0.00         12,373,885.44
Class A-3 Note Interest:                    Current Month                     340,000.00         12,033,885.44          0.00
                                            Prior Carryover Shortfall               0.00         12,033,885.44
Class A-4 Note Interest:                    Current Month                     247,916.67         11,785,968.77          0.00
                                            Prior Carryover Shortfall               0.00         11,785,968.77
Principal Payment Amount:                   Current Month                   3,634,456.83          8,151,511.94          0.00
                                            Prior Carryover Shortfall               0.00          8,151,511.94
Certificate Insurer:                        Reimbursement Obligations               0.00          8,151,511.94          0.00
                                            Premium                            44,197.66          8,107,314.28          0.00
Demand Note Interest Payment Amount         Current Month                      53,593.70          8,053,720.58          0.00
                                            Prior Carryover Shortfall               0.00          8,053,720.58          0.00
Demand Note                                 Reimbursement                           0.00          8,053,720.58          0.00
Expenses:                                   Trust CollaterReimbursement             0.00          8,053,720.58          0.00
                                            Indenture Trustee                       0.00          8,053,720.58          0.00
                                            Backup Servicer                         0.00          8,053,720.58          0.00
                                            Custodian                               0.00          8,053,720.58          0.00
Distribution to (from) the Spread Account                                   8,053,720.58                  0.00

------------------------------------------------------------------------------------------------------------------------------------
 LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                                 Balance        Units

     BOP Liquidated Receivable Principal Balance       1,082,594.75           BOP Cram Down loss Balance   24,102.87       4.00
     Current Month Cram Down Loss                              0.00         Current Month Cram Down Loss        0.00       0.00
     Liquidation Principal Proceeds                       52,720.91
     Principal Loss                                    1,029,873.84
     Prior Month Cumulative Principal Loss LTD         2,211,423.59
     Cumulative Principal Loss LTD                     3,241,297.43            Cumulative Cram Down Loss   24,102.87       4.00

------------------------------------------------------------------------------------------------------------------------------------
 STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF TOTAL POOL
DELINQUENCY STATUS:                # OF CONTRACTS       AMOUNT             BALANCE

     Current                              12,167     213,639,291.20         78.18%
     1-29 Days                             3,482      56,543,779.88         20.69%
     30-59 Days                              160       1,537,885.37          0.56%
     60-89 Days                               61         815,757.74          0.30%
     90-119 Days                              40         516,618.05          0.19%
     120 Days or More                         13         200,018.66          0.07%
                             Total        15,923     273,253,350.90        100.00%

                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

------------------------------------------------------------------------------------------------------------------------------------
 STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                      Trigger        Trigger     Event of Default     Event of
                                    Current Month    Threshold        Event          Threshold        Default

Average Delinquency Ratio                0.89258%      5.25%            NO             7.25%             NO
Cumulative Default Rate                     1.23%      4.26%            NO             4.85%             NO
Cumulative Loss Rate                        0.53%      2.24%            NO             2.67%             NO

------------------------------------------------------------------------------------------------------------------------------------
 STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                 CERTIFICATE INVENTORY                                              RECOVERY INVENTORY
                                    # OF CONTRACTS        AMOUNT*                                      # OF CONTRACTS       AMOUNT*

Prior Month Inventory                           30     533,549.76            Prior Month Inventory                 31    555,365.65
Repurchased                                      0           0.00                      Repurchased                  0          0.00
Adjusted Prior Month Inventory                  30     533,549.76   Adjusted Prior Month Inventory                 31    555,365.65
Current Month Repos                             19     375,692.67              Current Month Repos                 52    622,852.97
Repos Actually Liquidated                       30     533,549.76     Repos from Trust Liquidation                  0          0.00
Repos Liquidated at 60+ or 150+                  0           0.00        Repos Actually Liquidated                 65    891,011.16
Dealer Payoff                                    0           0.00                    Dealer Payoff                  0          0.00
Redeemed / Cured                                 1      11,813.53                 Redeemed / Cured                  1      2,279.80
Purchased Repos                                  0           0.00                  Purchased Repos                  0          0.00
Current Month Inventory                         18     363,879.14          Current Month Inventory                 17    284,927.66

                                  *The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                    # OF CONTRACTS         AMOUNT
Current Month Balance                           75   1,082,594.75
Cumulative Balance                             243   3,426,972.51
Current Month Proceeds                                  53,101.15
Cumulative Proceeds                                    188,691.35
Current Month Recoveries                               400,559.46
Cumulative Recoveries                                1,396,785.67

                                                  RECEIVABLES LIQUIDATED AT 150 OR
                                                  MORE DAYS DELINQUENT, 60 OR MORE
                                                  DAYS PAST THE DATE AVAILABLE FOR SALE               CUMULATIVE RECEIVABLES
                                                  AND BY ELECTION:                                    LIQUIDATED AT 150+ AND 60+:
                                                          Balance          Units                          Balance        Units
Prior Month                                             77,005.17              8                        46,989.85            3
Current Trust Liquidation Balance                       35,648.02              1                        35,648.02            1
Current Monthly Principal Payments                     (26,628.05)
Cram Down Loss                                               0.00
Reopened Loan Due to NSF                                     0.00              1
Current Repurchases                                          0.00              0
Current Recovery Sale Proceeds                            (430.90)            -3
Deficiency Balance of Sold Vehicles                    (17,759.40)
EOP                                                     67,834.84              7                        82,637.87            4

                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

------------------------------------------------------------------------------------------------------------------------------------
 STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                                   REQUISITE AMOUNT:   4,374,995.64

Initial Deposit                                                     3,787,713.37
BOP Balance                                                         4,374,995.64
Subsequent Transfer Required Deposit                                        0.00
Remaining Distribution Amount                                       8,053,720.58
Investment Income                                                      15,020.65
Current Month Draw                                                          0.00
EOP Balance Prior to Distribution                                  12,443,736.87

Spread Account Release Amount                                       8,068,741.23

EOP Balance                                                         4,374,995.64

Class A Principal Payment Amount                                    8,068,741.23
Demand Note Supplemental Interest Payment Amount                            0.00
Class R Certificateholder Distribution                                      0.00

     DEMAND NOTE

Demand Note Initial Balance                                        10,605,597.43
Subsequent Transfer                                                 1,644,390.35
Demand Note Amount                                                 12,249,987.78

OVERCOLLATERALIZATION AMOUNT                                        8,068,741.23

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                             24,693,724.66               9.04%

REQUIRED TOTAL ENHANCEMENT AMOUNT                                  27,325,335.09              10.00%

          PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                               46,982,930.48
     BOP Balance                                                            0.00
     Subsequent Transfer                                                    0.00
     Investment Income Earned                                               0.00
     Investment Income Deposited to Note Account                            0.00
     Mandatory Special Redemption                                           0.00
     Remaining Prefunding Balance                                                               0.00
     Undistributed Investment Income                                                            0.00
     EOP Balance Before Release to Servicer                                                     0.00
     Prefunding Account Balance Released to Servicer                        0.00
     EOP Balance                                                            0.00

                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

     ------------------------------------------------------------------------------------------------------------------------
          CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
     ------------------------------------------------------------------------------------------------------------------------
           UP TO MONTH       TRIGGER EVENT    EVENT OF DEFAULT         UP TO MONTH      TRIGGER EVENT    EVENT OF DEFAULT

                 3                0.90%             1.15%                    3               1.79%             2.08%
                 6                1.79%             2.10%                    6               3.58%             3.81%
                 9                2.24%             2.67%                    9               4.26%             4.85%
                12                3.58%             3.81%                   12               6.72%             6.92%
                15                4.07%             4.33%                   15               7.74%             7.87%
                18                4.89%             5.19%                   18               9.78%             9.44%
                21                5.33%             6.06%                   21              10.26%            11.02%
                24                5.91%             6.58%                   24              10.74%            11.96%
                27                6.29%             7.10%                   27              11.43%            12.91%
                30                6.86%             7.61%                   30              12.47%            13.84%
                33                7.24%             8.14%                   33              13.16%            14.79%
                36                7.62%             8.48%                   36              13.85%            15.42%
                39                7.81%             8.65%                   39              14.20%            15.73%
                42                8.00%             9.00%                   42              14.54%            16.36%
                45                8.00%             9.00%                   45              14.54%            16.36%
                48                8.00%             9.00%                   48              14.54%            16.36%
                51                8.00%             9.00%                   51              14.54%            16.36%
                54                8.00%             9.00%                   54              14.54%            16.36%
                57                8.00%             9.00%                   57              14.54%            16.36%
                60                8.00%             9.00%                   60              14.54%            16.36%
                63                8.00%             9.00%                   63              14.54%            16.36%
                66                8.00%             9.00%                   66              14.54%            16.36%
                69                8.00%             9.00%                   69              14.54%            16.36%
                72                8.00%             9.00%                   72              14.54%            16.36%
     ----------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------
      AVERAGE DELINQUENCY RATIO:
     -------------------------------------------------------------
            UP TO MONTH      TRIGGER EVENT    EVENT OF DEFAULT

                12                5.25%             7.25%
                24                6.25%             8.25%
                72                7.25%             9.25%
     -------------------------------------------------------------

                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2005 and were performed in conformity with the Sale and Servicing Agreement dated June 1,
2005.

/s/ Maureen E. Morley
------------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7